MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO             ANNUAL REPORT


Dear Contract Owner,                                           February 15, 2000

We are pleased to present you with the annual report for the Mitchell Hutchins Series Trust--Money Market Portfolio (the "Portfolio") for the fiscal year ended December 31, 1999.

MARKET REVIEW
--------------------------------------------------------------------------------
[ICON] Less than a year ago, the world seemed on the brink of a precipice. It all began in August 1998 with a Russian devaluation and ensuing default, which exposed the excessive leverage in the system (hedge funds and dealers). A global margin call caused the capital markets to seize up and a massive "flight-to-quality" into U.S. Treasurys occurred. Investors braced for a global recession or depression marked by rampant deflation. In January of 1999, fears of deflation turned to fears of inflation as evidence mounted that the global economy was not collapsing but actually rebounding. With the resumption of global growth and the continuation of one of the longest U.S. expansions on record, interest rates began to rise, creating difficult conditions for the fixed income markets.

   Faced with an extremely tight labor market and accelerating global growth, the Federal Reserve (the Fed) raised the Federal Funds rate three times during the fiscal year, by 25 basis points each time (bps; a basis point equals one one-hundredth of one percent). These increases reversed the 75 bps of emergency easings engineered in late 1998 to stave off the global financial crisis. The 30-year Treasury bond's yield increased from 5.10% on December 31, 1998 to 6.48% on December 31, 1999, one of its worst performances ever. At the same time, short-term rates rose significantly, with 90-day T-bills moving from a yield equivalent of 4.46% at the beginning of the year, to a yield of 5.31% at its close.

ANNUAL REPORT


PORTFOLIO REVIEW
--------------------------------------------------------------------------------

PERFORMANCE AND CHARACTERISTICS*

                                        12/31/99           6/30/99          12/31/98
------------------------------------------------------------------------------------------
7-Day Current Yield                      2.86%             3.41%             3.92%
Weighted Average Maturity               29 days           51 days           43 days
Net Assets                           $5.59 million     $6.76 million     $9.58 million
------------------------------------------------------------------------------------------


SECTOR ALLOCATION*

                                       12/31/99           6/30/99         12/31/98
------------------------------------------------------------------------------------------
Commercial Paper                         27.7%             70.6%            68.9%
U.S. Government/Agency                   49.2               0.0             18.6
Certificates of Deposit                  10.6               8.8              2.6
Bank Notes                                8.9               7.4              4.7
Short-Term Corporate Obligations          3.6               7.4              5.2
Banker Acceptance                         0.0               4.4              0.0
Repurchase Agreements                     0.0               1.4              0.0
------------------------------------------------------------------------------------------
Total                                   100.0             100.0            100.0

During the first half of the fiscal year we kept the Portfolio's weighted average maturity around 43 days until the Fed raised interest rates 25 bps in the spring. We reduced Portfolio maturity during the second half of the year in anticipation of further Fed increases. These shifts benefited the Portfolio as interest rates rose.

   Toward the end of 1999 we moved almost half the Portfolio's assets into U.S. government and agency securities as a precaution against potential liquidity problems related to Y2K and general liquidity needs. The new millennium dawned without major glitches.


OUTLOOK
--------------------------------------------------------------------------------
Although the Fed did not adopt a tightening bias at its December Open Market Committee meeting, it is likely that it is inclined to raise rates further. With the evidence suggesting that Y2K-related problems have been avoided, the Fed will focus initially on its near-term chore of mopping up the flood of liquidity it provided to the banking system ahead of the year-end changeover.

   In the first half of 2000, we expect an active Federal Reserve and rising rates across the yield curve. We look for moderating economic growth in the second half of the year, and believe interest rates will recede in response to slowing growth and the absence of real inflationary pressure. As always, we intend to maintain the Portfolio's emphasis on liquidity and high-quality instruments.




* Weightings represent percentages of portfolio assets as of December 31, 1999, unless indicated otherwise. The Portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO             ANNUAL REPORT

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,



/s/Margo Alexander                /s/Brian M. Storms

Margo Alexander                   Brian M. Storms
Chairman and                      President and
Chief Executive Officer           Chief Operating Officer
Mitchell Hutchins                 Mitchell Hutchins
Asset Management Inc.             Asset Management Inc.

MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO


STATEMENT OF NET ASSETS                                        DECEMBER 31, 1999

 PRINCIPAL
  AMOUNT                                                             MATURITY           INTEREST
   (000)                                                               DATES              RATES           VALUE
-----------                                                        ------------       ------------       --------
U.S. Government Agency Obligations@--49.59%
$   1,500  Federal Home Loan Bank ..............................     01/03/00            1.300%        $ 1,499,891
      464  Federal Home Loan Mortgage Corp. ....................     01/27/00            5.100             462,291
      814  Federal National Mortgage Association ...............     02/07/00            5.250             809,608
                                                                                                       -----------
Total U.S. Government Agency Obligations (cost--$2,771,790) ....                                         2,771,790
                                                                                                       -----------

BANK NOTES (DOMESTIC)--8.95%
      200  First Tennessee Bank NA, Memphis ....................     04/13/00            6.023*            200,000
      300  KeyBank NA ..........................................     04/25/00            5.750             300,471
                                                                                                       -----------
Total Bank Notes (cost--$500,471) ..............................                                           500,471
                                                                                                       -----------

CERTIFICATES OF DEPOSIT (YANKEE)--10.73%
     200   Bayerische Vereinsbank AG ...........................     04/28/00            5.150             199,941
     100   Canadian Imperial Bank of Commerce ..................     04/12/00            5.100              99,987
     200   Royal Bank of Canada ................................     05/04/00            5.640*            199,966
     100   Toronto Dominion Bank ...............................     04/17/00            5.060              99,983
                                                                                                       -----------
Total Certificates of Deposit (cost--$599,877) .................                                           599,877
                                                                                                       -----------

COMMERCIAL PAPER@--27.89%
ASSET BACKED-AUTO & TRUCK--4.47%
     250   New Center Asset Trust ..............................     01/03/00            5.000             249,931
                                                                                                       -----------
ASSET BACKED-MISCELLANEOUS--4.47%
     250   Variable Funding Capital Corp. ......................     01/04/00            5.500             249,885
                                                                                                       -----------
AUTO & TRUCK--7.47%
     185   DaimlerChrysler N.A. Holding Corp. ..................     02/03/00            6.300             183,931
     235   General Motors Acceptance Corp. .....................     02/04/00            6.300             233,602
                                                                                                       -----------
                                                                                                           417,533
                                                                                                       -----------
FINANCE-CONDUIT--4.47%
     250   UBS Finance Inc. ....................................     01/04/00            5.000             249,896
                                                                                                       -----------
FINANCE-RETAIL--3.58%
     200   American Express Credit Co. .........................     01/06/00            5.000             199,861
                                                                                                       -----------
TELECOMMUNICATIONS--3.43%
     192   Bell Atlantic Network Funding .......................     01/06/00            4.250             191,887
                                                                                                       -----------
Total Commercial Paper (cost--$1,558,993) ......................                                         1,558,993
                                                                                                       -----------

MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO

 PRINCIPAL
  AMOUNT                                                             MATURITY           INTEREST
   (000)                                                               DATE               RATE            VALUE
-----------                                                         ----------         ----------        -------
SHORT-TERM CORPORATE OBLIGATIONS--3.59%
BANKING (DOMESTIC)--3.59%
    $200   Banc One Corp. (cost--$200,671) .....................     03/24/00             6.700%       $   200,671
                                                                                                       -----------
Total Investments (cost--$5,631,802 which approximates
 cost for federal income tax purposes)--100.75% ...................................................      5,631,802
Liabilities in excess of other assets--(0.75)% ....................................................        (41,849)
                                                                                                       -----------
Net Assets (applicable to 5,597,236 shares of beneficial
 interest outstanding at $1.00 per share)--100.00% ................................................    $ 5,589,953
                                                                                                       -----------
                                                                                                       -----------

---------------

* Variable rate security--Maturity date reflects earlier of reset date or stated maturity. The interest rates shown are the current rates at December 31, 1999 and reset periodically.

@ Interest rates shown are discount rates at dates of purchase.

                       Weighted average maturity--29 days.




                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO

STATEMENT OF OPERATIONS

                                                                             FOR THE
                                                                            YEAR ENDED
                                                                         DECEMBER 31, 1999
                                                                         -----------------
INVESTMENT INCOME:
Interest ............................................................     $      367,366
                                                                          --------------
EXPENSES:
Investment advisory and administration ..............................             35,628
Legal and audit .....................................................             35,088
Reports and notices to shareholders .................................             27,596
Trustees' fees ......................................................              7,500
Custody and accounting ..............................................              2,712
Transfer agency fees and related service expenses ...................              1,500
Other expenses ......................................................              6,511
                                                                          --------------
                                                                                 116,535
                                                                          --------------

Net investment income ...............................................            250,831
                                                                          --------------

NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS .....................              1,497
                                                                          --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................     $      252,328
                                                                          --------------
                                                                          --------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                             FOR THE YEARS
                                                                                            ENDED DECEMBER 31,
                                                                                     -----------------------------
                                                                                         1999             1998
                                                                                     -----------       -----------
FROM OPERATIONS:
Net investment income ..........................................................     $   250,831      $    422,080
Net realized gains from investment transactions ................................           1,497                32
                                                                                     -----------       -----------
Net increase in net assets resulting from operations ...........................         252,328           422,112
                                                                                     -----------       -----------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ..........................................................        (250,831)         (422,080)
                                                                                     -----------       -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets from beneficial interest transactions ....      (3,993,829)          676,361
                                                                                     -----------       -----------
Net increase (decrease) in net assets ..........................................      (3,992,332)          676,393
                                                                                     -----------       -----------
NET ASSETS:
Beginning of year ..............................................................       9,582,285         8,905,892
                                                                                     -----------       -----------
End of year ....................................................................     $ 5,589,953      $  9,582,285
                                                                                     -----------       -----------
                                                                                     -----------       -----------


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Mitchell Hutchins Series Trust -- Money Market Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

   The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

   REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly-owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Portfolio.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex -dividend date. The amount of dividends and distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

   The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

NOTES TO FINANCIAL STATEMENTS


INVESTMENT ADVISER AND ADMINISTRATOR

   The Fund's Board of Trustees has approved an investment advisory and administration contract with Mitchell Hutchins. In accordance with the Advisory Contract the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and payable monthly at an annual rate of 0.50% of the Portfolio's average daily net assets. At December 31, 1999, the Portfolio owed Mitchell Hutchins $2,457 in investment advisory and administration fees.

OTHER LIABILITIES

   At December 31, 1999, the amount payable for dividends aggregate $16,987.

FEDERAL TAX STATUS

   The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

   At December 31, 1999, the Portfolio had a net capital loss carryforward of $8,882 which is available as a reduction, to the extent provided in the regulations, of any future net capital gains realized before the end of fiscal year 2002. To the extent that the losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

SHARES OF BENEFICIAL INTEREST

   There was an unlimited amount of $0.001 par value beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                            --------------------------------
                                                                1999                1998
                                                            ------------        ------------
Shares sold ...............................................    4,567,891           7,550,491
Shares redeemed ...........................................   (8,826,947)         (7,305,182)
Dividends reinvested ......................................      265,227             431,052
                                                            ------------        ------------
Net increase (decrease) in shares outstanding .............   (3,993,829)            676,361
                                                            ------------        ------------
                                                            ------------        ------------

MONEY MARKET FUND BOND

   Effective September 30, 1999, the Series Trust-Money Market Fund obtained an insurance bond that provides limited coverage for certain loss events involving money market instruments held by the Fund. These loss events include non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bond provides for coverage up to $200 million for a number of funds with a deductible of 10 basis points (0.10%) of the total assets of the Fund for the First Tier Securities and 50 basis points (0.50%) of the total assets of the Fund for Second Tier Securities, in each case determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the bond, the Fund would expect to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which is generally no later that the maturity of the security. While the policy is intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so. For the period September 30, 1999 to December 31, 1999, the Money Market Fund did not use the insurance bond.

MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                     -----------------------------------------------------------
                                                       1999         1998         1997         1996        1995
                                                     --------     --------     --------     --------    --------
Net asset value, beginning of year ..............    $   1.00     $   1.00     $   1.00     $   1.00    $   1.00
                                                     --------     --------     --------     --------    --------

Net investment income ...........................        0.03         0.04         0.04         0.04        0.05
                                                     --------     --------     --------     --------    --------

Dividends from net investment income ............       (0.03)       (0.04)       (0.04)       (0.04)      (0.05)
                                                     --------     --------     --------     --------    --------

Net asset value, end of year ....................    $   1.00     $   1.00     $   1.00     $   1.00    $   1.00
                                                     --------     --------     --------     --------    --------
                                                     --------     --------     --------     --------    --------

Total investment return(1) ......................        3.55%        4.51%        4.53%        4.32%       5.22%
                                                     --------     --------     --------     --------    --------
                                                     --------     --------     --------     --------    --------

Ratios/Supplemental Data:

Net assets, end of year (000's) .................    $  5,590     $  9,582     $  8,906     $ 12,287    $ 21,974

Expenses to average net assets ..................        1.64%        1.15%        1.22%        1.17%       0.79%

Net investment income to average net assets .....        3.52%        4.42%        4.43%        4.27%       5.23%

----------------

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust--Money Market Portfolio

   We have audited the accompanying statement of net assets of Mitchell Hutchins Series Trust--Money Market Portfolio (the "Portfolio"), one of the Portfolios constituting Mitchell Hutchins Series Trust (the "Fund") as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust--Money Market Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.


                                                /s/ Ernst & Young LLP

New York, New York
February 16, 2000

                                ANNUAL REPORT

-------------------------------------------------------------------------------
                                        MITCHELL

                                        HUTCHINS SERIES

                                        TRUST



                                        MONEY MARKET

                                        PORTFOLIO



                                        DECEMBER 31, 1999





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                              All rights reserved.
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